                                                                      Exhibit 25
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 ______________


                           BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
              (Exact name of trustee as specified in its charter)

Illinois                                                    36-3800435
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                           60602
(Address of principal executive offices)                    (Zip code)


                                 ______________


                               JOHNSON & JOHNSON
              (Exact name of obligor as specified in its charter)

New Jersey                                                  22-1024240
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


One Johnson & Johnson Plaza
New Brunswick, New Jersey                                   08933
(Address of principal executive offices)                    (Zip code)


                                 ______________


                                Debt Securities
                      (Title of the indenture securities)
================================================================================

 1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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             Name                               Address
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Office of Banks & Trust Companies of    500 E. Monroe Street
the State of Illinois                   Springfield, Illinois 62701-1532

Federal Reserve Bank of Chicago         230 S. LaSalle Street
                                        Chicago, Illinois 60603

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes

 2.  AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 25th day of November, 2003.

                                   BNY Midwest Trust Company

                                   By: /s/ J. Bartolini
                                     ___________________________________
                                       Name:  J. Bartolini
                                       Title: Vice President

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 25th day of November, 2003.

                                   BNY Midwest Trust Company

                                   By: /s/ J. BARTOLINI
                                     ___________________________________
                                       Name:  J. BARTOLINI
                                       Title: VICE PRESIDENT

                        OFFICE OF BANKS AND REAL ESTATE
                      BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                           BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                            CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on June 30, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                     ASSETS                                THOUSANDS OF DOLLARS
                     ------                                --------------------

1.  Cash and Due from Depository Institutions.............        28,746

2.  U.S. Treasury Securities..............................          -0-

3.  Obligations of States and Political Subdivisions......          -0-

4.  Other Bonds, Notes and Debentures.....................          -0-

5.  Corporate Stock.......................................          -0-

6.  Trust Company Premises, Furniture, Fixtures and
    Other Assets Representing Trust Company Premises......          831

7.  Leases and Lease Financing Receivables................          -0-

8.  Accounts Receivable...................................        4,538

9.  Other Assets..........................................          -0-

    (Itemize amounts greater than 15% of Line 9)

          GOODWILL..................................86,813

                                                                 86,881

10. TOTAL ASSETS..........................................      120,996

                        OFFICE OF BANKS AND REAL ESTATE
                      BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                           BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                            CHICAGO, ILLINOIS 60602


                       LIABILITIES                       THOUSANDS OF DOLLARS
                       -----------                       --------------------
11. Accounts Payable....................................           14

12. Taxes Payable.......................................          -0-

13. Other Liabilities for Borrowed Money................       25,425

14. Other Liabilities...................................

    (Itemize amounts greater than 15% of Line 14)

          Taxes Payable to Parent Company........ 5,181
          Reserve for Taxes...................... 3,991
                                                                9,480

15. TOTAL LIABILITIES                                          34,919

                         EQUITY CAPITAL
                         --------------

16. Preferred Stock......................................         -0-

17. Common Stock.........................................       2,000

18. Surplus..............................................      62,130

19. Reserve for Operating Expenses.......................         -0-

20. Retained Earnings (Loss).............................      21,947

21. TOTAL EQUITY CAPITAL.................................      86,077

22. TOTAL LIABILITIES AND EQUITY CAPITAL.................     120,996


I, Keith A. Mica, Vice President
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          (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                               /s/ Keith A. Mica
                ------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 29th day of July, 2003.

My Commission expires May 15, 2007.

                                          /s/ Joseph A. Giacobino, Notary Public
                                          -----------------------

(Notary Seal)

Person to whom Supervisory Staff should direct questions concerning this report.

          Christine Anderson                           (212) 437-5984
------------------------------------         -----------------------------------
                Name                            Telephone Number (Extension)